UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St., Suite 2, Omaha, NE

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

4/30

Date of reporting period: 4/30/14

Item 1.  Reports to Stockholders.

EAS CROW POINT ALTERNATIVES FUND

ANNUAL REPORT

APRIL 30, 2014

__________________________________________

CLASS A SHARES  (EASAX)

CLASS C SHARES  (EASYX)

CLASS I SHARES  (EASIX)

__________________________________________

1-877-EAS-0757

(1-877-327-0757)

www.crowpointfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

EAS Crow Point Alternatives Fund

ANNUAL SHAREHOLDER LETTER

April 30, 2014

As we look back on the Fund’s prior fiscal year, it is important to highlight that we continue to make constructive modifications to the fund which we believe to be highly beneficial to shareholders.  These modifications included key enhancements to the Fund’s investment approach, process and style of management.  While the Fund’s absolute return objectives remained the same, we believe that our refined methodology has strengthened our ability to achieve the Fund’s goals on a consistent basis.  Furthermore, the modifications have the added benefit of reducing the fund’s annual operating expenses.

Historically, the Fund’s investable universe included eleven potential Alternative Asset Classes, including Long-Short Equity, Managed Futures, High Yield, Real Estate, Credit Arbitrage, Convertibles, Emerging Market Bonds, Emerging Market Equities, MLPs, Currencies and Commodities.

Whereas we used to rely on outside managers for many of these strategies, we have now taken the management of many of the Fund’s core strategies in-house.  We believe by managing more of the Fund’s strategies in house we can improve performance, control the Fund’s risk profile better, reduce the Fund’s volatility, and exhibit lower correlations to the broader market indices.  Currently, approximately 65% of the Fund’s assets are in a Long/Short Equity strategy managed in house, and another 20% is managed in an ultra-short duration, multi-sector bond fund also managed in-house.

When we use outside managers today, as we do with our long/short credit strategies, our preference is to access them via limited partnerships directly.  The L.P.’s we have chosen, or will choose in the future, have or must have a demonstrated ability to perform well in bad markets.  Approximately 15% of the Fund’s assets can be managed via limited partnerships.

We have now established prime broker relationships for the Fund (which didn’t exist previously) and Long/Short Equity is a now one of the core strategies managed in-house for the EAS Crow Point Alternatives Fund.  While we will get into more detail later, we are very pleased to report that two of our top twenty most profitable positions in the last fiscal year were direct short sales of common stocks.

Market Commentary

Since the financial crisis of 2008, global markets have been animated by an unprecedented level of coordinated quantitative easing by central banks of developed economies (US, Eurozone, China and more recently Japan, which all along was engaged in massive deficit spending as fiscal stimulus).  Changes in M-2 have historically been an extremely accurate predictor of inflation as measured by CPI, and the increase since 2007 would have suggested CPI at approximately 275 based on that historical relationship, fully 19.5% higher than the current level. So where has all the inflationary pressure gone?

Some of that inflation has simply offset significant deflationary pressure driven by deleveraging of the US banking system as well as corporate and household balance sheets. Much of that “easy money” has driven up risk-asset values. The S&P 500 has risen over 150% since the lows of early 2009, trading between 135% and 140% of the historical PE ratio on trailing twelve-month earnings.

Other historical economic relationships have also been undermined by central bank intervention. History also tells us that the percentage of GDP for which corporate profits account cannot be sustained above 6% of GDP for very long and yet that percentage has at times risen above 10% in the US and continues to hover near that level now.  US profit margins also remain above historical norms, further suggesting the possibility of a reversion to the mean which could mean lower stock prices ahead.

This heightened uncertainty caused by the breakdown of historically reliable cause and effect economic relationships, including basic tradeoffs between risk and reward, has elevated systemic risk, in our view, making the importance of risk-mitigation techniques, like shorting securities, more important.

Performance and Attribution

For the year ended April 30, 2014, the Fund returned 1.43% versus 1.25% for the Morningstar Multi-Alternative category.  The Fund’s (Class I) objective is to deliver positive returns in any environment. As discussed above, the investment process was altered beginning in July 2012 to only include alternative asset classes and investment strategies.  The Fund remains committed to loss avoidance first, and upside participation second, and believes the new approach can better achieve our absolute return investment objective consistently and at a lower cost.

The Fund received a positive contribution from many different strategies last year including convertible bonds (the largest contributor), high yield bonds and MLP’s.  As indicated previously, the Fund also realized significant positive contributions from stocks sold short.  Almost 20% of the fund’s total net profit last year came from short sales of stocks.

In general, our stock selection model, which features prominently in the Fund’s portfolio construction process, emphasizes low valuation and a high quality earnings stream.  We tend to avoid (or short) stocks that are considered momentum stocks or that trade at a high valuation or exhibit a deteriorating balance sheet, among other factors.  Our short-duration bond strategy emphasizes high credit quality.

Our long/short equity strategy is global, as we invest in over 50 different countries.  Generally, our equity exposure resembles that of the MSCI All-Country World Index (“ACWI”) with respect to geographic and sector concentrations.  At the end of the first quarter of calendar year 2014, our geographic equity exposure was as follows: 32% in the North America, approximately 45% in developed Europe, and 23% in the Emerging Markets.  On a sector basis, 12% of the long/short equity sleeve was invested in energy stocks, 14% in financials, 20% in consumer staples and durables, 10% in health care, with the remainder roughly evenly split between, materials, industrials, utilities, telecoms, and technology.

Portfolio Allocation as of April 30, 2014 (rounded to nearest 1%):

Long/Short Equity

65%

Cash

  5%

Asset-Backed Debt

20%

Long/Short Credit

10%

Looking Forward

After the sustained run we have seen in global equity markets these past five years, our preference now is to position the Fund more defensively and maintain the portfolio profile as it is with a healthy portion of the Fund’s exposure either hedged or in very short-duration bonds.  It concerns us that the equity market rally lately has been led by utilities and energy, two classic defensive sectors, and that the XLI, the industrials-sector ishare remains heavily shorted as compared to other S&P 500 sector ishares.  Finally, the short-end of the yield curve has rallied, which is a signal to us that the bond market believes that growth in the US is slowing.  Finally, the geopolitical situation in the Ukraine and the Middle East is, in our opinion, reason for more caution.  Finally, it is our view that asset values will correct once markets start to contemplate reduced buying by central banks and an end to ZIRP, particularly in the US.

Our absolute-return approach allows us to participate in the upside while utilizing short sales extensively to hopefully avoid steep drawdowns.  Our portfolio will continue to be managed with an eye toward preservation of capital and low volatility in the fund’s daily returns.

Our Best Regards,

Peter DeCaprio

Portfolio Manager

EAS Crow Point Alternatives Fund

1144-NLD-6/30/2014

EAS Crow Point Alternatives Fund
PORTFOLIO REVIEW
April 30, 2014

The Fund's performance figures* for the year ended April 30, 2014, as compared to its benchmark:
	One Year	Three Years	Five Years	Annualized Since Inception**

EAS Crow Point Alternatives Fund - Class A	1.18%	(0.07)%	3.80%	1.01%
EAS Crow Point Alternatives Fund - Class A with load	(4.37)%	(1.95)%	2.63%	0.02%
EAS Crow Point Alternatives Fund - Class C	0.36%	(0.84)%	3.03%	0.31%
EAS Crow Point Alternatives Fund - Class I	1.43%	0.17%	4.05%	1.24%
HFRI Fund of Funds Conservative Index ***	5.12%	2.40%	4.44%	0.86% (1)

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been greater had the Advisor not waived its fees and reimbursed a portion of the Fund's expenses. The Fund's total gross annual operating expense, including underlying funds, is 3.37%, 4.12% and 3.13% of Class A, Class C and Class I, respectively per the Fund's August 28, 2013 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.50%.   The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than one year are annualized. For performance information current to the most recent month-end, please call 1-877-327-0757.

** Inception date is August 14, 2008.

*** HFRI Fund of Funds Conservative Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

(1) Inception performance for the HFRI Fund of Funds Conservative Index is as of August 31, 2008.

Top Ten Holdings by Asset Class	% of Net Assets
Bonds & Notes	18.2%
Asset Allocation Funds	6.7%
Telecommunications	6.7%
Oil & Gas	6.2%
Equity Funds	5.7%
Pharmaceuticals	3.9%
Insurance	3.7%
Media	3.6%
Electric	3.0%
Other, Cash & Cash Equivalents	9.3%
Other Assets	33.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

EAS Crow Point Alternatives Fund
PORTFOLIO REVIEW (Continued)
April 30, 2014

Portfolio Composition *
United States	58.8%
Cayman Islands	5.9%
Britain	3.8%
Japan	3.6%
Germany	3.0%
China	2.8%
Italy	2.1%
France	2.0%
South Africa	2.0%
Sweden	2.0%
Other Countries	14.0%
Total	100.0%
* Based on total value of investments.
The Fund is subject to additional foreign exposure through short sale activity.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS
April 30, 2014
Shares		Value
	COMMON STOCK - 60.8%
	AEROSPACE/DEFENSE - 1.2%
2,620	Lockheed Martin Corp.	$ 430,047

	AGRICULTURE - 2.4%
12,400	Japan Tobacco, Inc. +	407,266
8,170	Reynolds American, Inc. +	461,033
		868,299
	AUTO MANUFACTURER - 1.1%
4,100	Daimler AG +	379,364

	AUTO PARTS & EQUIPMENT - 1.2%
4,970	Lear Corp. +	412,808

	BANKS - 2.7%
650,000	Bank of China Ltd.	285,893
12,300	National Australia Bank Ltd.	402,320
36,800	Sumitomo Mitsui Financial Group, Inc. ADR +	292,560
		980,773
	CHEMICALS - 0.8%
512,000	China BlueChemical Ltd.	274,726

	COMPUTERS - 1.2%
13,320	Hewlett-Packard Co. +	440,359

	DISTRIBUTION/WHOLESALE - 0.9%
30,040	ITOCHU Corp.	336,326

	DIVERSIFIED FINANCIAL SERVICES - 0.9%
26,130	Och-Ziff Capital Management Group LLC +	313,299

	ELECTRIC - 3.0%
7,840	American Electric Power Co., Inc. +	421,870
72,250	Enel SpA +	408,141
6,560	Huaneng Power International, Inc. ADR	257,677
		1,087,688
	ENGINEERING & CONSTRUCTION - 1.1%
11,300	NCC AB	393,440

	FOREST PRODUCTS & PAPER - 2.0%
35,000	Stora Enso OYJ	356,460
13,500	Svenska Cellulosa AB SCA +	377,233
		733,693
	HEALTHCARE SERVICES - 2.2%
2,350	Fresenius SE & Co KGaA +	356,970
4,300	WellPoint, Inc. +	432,924
		789,894
	HOME FURNISHINGS - 0.8%
54,000	Steinhoff International Holdings Ltd.	280,011

	HOUSEHOLD PRODUCTS - 1.1%
7,950	Avery Dennison Corp. +	386,847

	INSURANCE - 3.7%
15,100	AXA SA +	393,105
70,000	Beazley PLC	289,831
24,800	Liberty Holdings Ltd.	296,780
4,400	Prudential Financial, Inc. +	354,992
		1,334,708
	IRON/STEEL - 2.0%
425,000	Mount Gibson Iron Ltd. +	287,478
23,300	Steel Dynamics, Inc. +	425,691
		713,169

See accompanying notes to financial statements

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014
Shares			Value
		MEDIA - 3.6%
7,180		Comcast Corp. +	$ 371,637
9,600		Lagardere SCA	401,670
356,000		Media Prima Bhd	271,456
473,000		TV Azteca SAB de CV	258,353
			1,303,116
		MINING - 0.6%
51,200		Gold Fields Ltd. +	216,576

		MULTI-NATIONAL - 0.8%
10,780		Banco Latinoamericano de Comercio Exterior SA +	277,262

		OIL & GAS - 6.2%
16,650		Eni SpA +	431,956
4,200		Exxon Mobil Corp. +	430,122
4,920		Lukoil OAO ADR	260,366
67,000		PTT Exploration & Production PLC	330,126
12,500		Seadrill Partners LLC +	388,375
8,800		Western Refining, Inc. +	382,800
			2,223,745
		PHARMACEUTICALS - 3.9%
7,500		Eli Lilly & Co. +	443,250
5,600		GlaxoSmithKline PLC ADR	310,072
3,900		Novartis AG	339,066
6,130		Teva Pharmaceutical Industries Ltd.	299,512
			1,391,900
		REITS - 1.8%
311,000		Mapletree Industrial Trust +	356,702
12,550		Starwood Property Trust, Inc. +	301,827
			658,529
		RETAIL - 2.2%
6,950		Macy's, Inc. +	399,138
3,700		Next PLC +	407,358
			806,496
		SEMICONDUCTORS - 1.5%
16,430		Silicon Motion Technology Corp. ADR +	272,574
13,350		Taiwan Semiconductor Manufacturing Co. Ltd. ADR	268,335
			540,909
		SHIPBUILDING - 0.8%
318,000		Yangzijiang Shipbuilding Holdings Ltd.	278,614

		SOFTWARE - 2.1%
12,100		CA, Inc.	364,694
28,623		Micro Focus International PLC +	374,579
			739,273
		TELECOMMUNICATIONS - 6.7%
9,800		CenturyLink, Inc.	342,118
80,200		Frontier Communications Corp. +	477,190
16,300		Mobile Telesystems OJSC ADR +	273,188
6,620		Nippon Telegraph & Telephone Corp.	366,763
54,600		Nokia OYJ * +	408,447
11,860		Telefonica Brasil SA	251,432
147,000		Telekom Malaysia Bhd	279,100
			2,398,238
		TRANSPORTATION - 2.3%
11,400		Deutsche Post AG +	428,929
4,140		Norfolk Southern Corp. +	391,354
			820,283

		TOTAL COMMON STOCK (Cost - $20,636,273)	21,810,392

		MUTUAL FUNDS - 12.4%
		ALTERNATIVE INVESTMENT - 0.0%
0	^	AQR Managed Futures Strategy Fund - Class I	5

		ASSET ALLOCATION FUNDS - 6.7%
180,133		Gabelli Enterprise Mergers and Acquisitions Fund - Class Y *	2,424,594
0	^	Invesco Convertible Securities Fund - Class Y	2
			2,424,596

See accompanying notes to financial statements

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014
Shares		Value
	EQUITY FUNDS - 5.7%
25,781	Crow Point Hedged Global Equity Income Fund - Class I #	$ 271,213
17,500	Mid Ocean Absolute Return Credit Fund @	1,762,250
1	Thornburg Developing World Fund - Class I	11
		2,033,474

	TOTAL MUTUAL FUNDS (Cost - $4,274,577)	4,458,075
Par Value
	BONDS & NOTES - 18.2%
	BUSINESS SERVICES - 0.7%
250,000	Genpact, 3.526%, 8/30/19	249,688

	COMMERCIAL SERVICES - 1.4%
250,000	Booz Allen Hamilton, Inc., 3.685%, 7/31/19	250,313
250,000	Catalent Pharma Solutions, Inc., 3.613%, 9/15/16	250,000
		500,313
	ENTERTAINMENT - 0.7%
250,000	Cinemark USA, Inc., 3.150%, 12/18/19	250,625

	FOOD - 0.7%
250,000	Del Monte Foods, Inc., 4.323%, 2/18/21	248,125

	HEALTHCARE BIOTECHNOLOGY - 0.7%
250,000	Grifols, 3.255%, 4/1/21	248,750

	HEALTHCARE DRUG MANUFACTURERS - 1.4%
250,000	Endo Pharmaceutical, 3.313%, 2/28/21	248,438
250,000	Valeant Pharmaceuticals, 3.721%, 2/13/19	250,000
		498,438
	HEALTHCARE MEDICAL INSTRUMENTS - 0.7%
250,000	Hologic, Inc., 3.330%, 8/1/19	249,063

	HEALTHCARE SERVICES - 0.7%
250,000	Community Health Systems, Inc., 3.450%, 1/25/17	249,687

	HOUSEHOLD PRODUCTS - 0.7%
250,000	Dell International LLC, 4.523%, 4/29/20	249,375

	LODGING - 0.6%
241,667	Hilton Worldwide Finance LLC, 3.543%, 10/25/20	240,760

	MACHINERY DIVERSIFIED - 0.7%
250,000	Gardner Denver, Inc. 4.250%, 7/30/20	249,687

	METAL FABRICATE/HARDWARE - 0.7%
250,000	Crosby US Acquisition Corp., 4.043%, 11/22/20	248,750

	OTHER ABS - 7.8%
1,000,000	Blue Hill CLO Ltd., 3.726%, 1/15/26 >	970,045
491,205	Carlyle High Yield Partners X Ltd., 0.443%, 4/19/22 >	482,608
372,664	Liberty CLO Ltd., 0.475%, 11/1/17 >	371,266
491,808	Saturn CLO Ltd., 0.462%, 5/13/22 >	481,972
500,000	Shackleton CLO Ltd., 2.930%, 5/7/26 >	482,500
		2,788,391
	PACKAGING & CONTAINERS - 0.7%
250,000	Sealed Air Corp., 3.015%, 10/3/18	249,062

	TOTAL BONDS & NOTES (Cost - $6,554,342)	6,520,714

See accompanying notes to financial statements

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014
Contracts		Value
	SCHEDULE OF CALL OPTIONS PURCHASED - 0.0%
75	CBOE SPX Volatility Index	$ 9,300
	Expiration June 2014, Exercise Price $16

	SCHEDULE OF PUT OPTIONS PURCHASED - 0.0%
125	iShares 20+ Year Treasury Bond ETF	13,687
	Expiration September 2014, Exercise Price $104
	TOTAL OPTIONS PURCHASED (Cost - $34,783)	22,987

Shares	SHORT-TERM INVESTMENTS - 17.8%
	MONEY MARKET FUND - 17.8%
6,369,897	Federated Government Obligations Fund	6,369,897
	TOTAL SHORT-TERM INVESTMENTS (Cost - $6,369,897)

	TOTAL INVESTMENTS - 109.3% (Cost - $37,869,872) (a)	$ 39,182,065
	TOTAL OPTIONS WRITTEN - (0.0) % (Proceeds - $9,483)	(4,950)
	MUTUAL FUND SOLD SHORT - (1.5) % (Proceeds - $523,578)	(524,024)
	SECURITIES SOLD SHORT - (40.8) % (Proceeds - $14,136,517)	(14,623,216)
	OTHER ASSETS LESS LIABILITIES - 33.0%	11,824,289
	NET ASSETS - 100.0%	$ 35,854,164

Contracts
	SCHEDULE OF CALL OPTIONS WRITTEN - (0.0) %
75	CBOE SPX Volatility Index	$ (3,000)
	Expiration June 2014, Exercise Price $22
	SCHEDULE OF PUT OPTIONS WRITTEN - (0.0) %
6	Tesla Motors, Inc.	(1,950)
	Expiration May 2014, Exercise Price $175
	TOTAL OPTIONS WRITTEN (Proceeds - $9,483)	(4,950)

Shares		Value
	MUTUAL FUNDS SOLD SHORT - 1.5%
	DEBT FUND - 1.5%
6,200	iShares 1-3 Year Treasury Bond ETF	$ 524,024
	TOTAL MUTUAL FUNDS SOLD SHORT (Proceeds - $523,578)

	SECURITIES SOLD SHORT - 40.8%
	ADVERTISING - 0.8%
3,750	DKSH Holding AG	308,879

	APPAREL - 0.9%
11,700	Brunello Cucinelli SpA	335,821

	AUTO MANUFACTURERS - 0.5%
900	Tesla Motors, Inc. *	187,101

	AUTO PARTS & EQUIPMENT - 1.4%
7,600	Faurecia *	341,384
12,400	Westport Innovations, Inc. *	162,688
		504,072
	BANKS - 2.9%
27,000	EFG International AG	342,025
20,050	Itau Unibanco Holding SA	328,018
72,300	Royal Bank of Scotland Group PLC *	364,792
		1,034,835

See accompanying notes to financial statements

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014
Shares		Value
	BEVERAGES - 1.1%
4,450	Remy Cointreau SA	$ 391,140

	BUILDING MATERIALS - 0.7%
19,656	Cemex SAB de CV *	248,452

	CHEMICALS - 1.8%
18,500	Intrepid Potash, Inc. *	301,550
2,950	Wacker Chemie AG	345,808
		647,358
	COAL - 1.7%
19,000	Exxaro Resources Ltd.	258,673
16,200	SunCoke Energy, Inc. *	338,094
		596,767
	COMMERCIAL SERVICES - 0.5%
2,840	51job, Inc. ADR *	191,530

	COSMETICS/PERSONAL CARE - 0.8%
5,300	Unicharm Corp.	287,356

	DIVERSIFIED FINANCIAL SERVICES - 0.8%
202,000	Haitong Securities Co. Ltd.	282,434

	ELECTRIC - 1.8%
16,000	Shikoku Electric Power Co., Inc. *	187,277
9,700	Southern Co.	444,551
		631,828
	ELECTRONICS - 1.0%
32,200	Advantest Corp.	354,837

	ENERGY-ALTERNATE SOURCES - 0.2%
80,000	China Longyuan Power Group Corp.	82,343

	FOOD - 1.6%
33,500	Cencosud SA ADR	337,010
268,000	Uni-President China Holdings Ltd.	221,925
		558,935
	HEALTHCARE-PRODUCTS - 0.8%
15,900	Volcano Corp. *	279,204

	INSURANCE - 3.2%
70,000	AIA Group Ltd.	339,486
46,600	MGIC Investment Corp. *	400,760
16,400	Progressive Corp.	397,700
		1,137,946
	INTERNET - 1.1%
68,100	Renren, Inc. *	224,049
7,750	Youku Tudou, Inc. ADR *	172,747
		396,796
	IRON/STEEL - 1.2%
15,100	ThyssenKrupp AG *	429,641

	MACHINERY-DIVERSIFIED - 1.2%
2,300	FANUC Corp.	414,171

	MINING - 0.8%
30,700	Aluminum Corp of China Ltd. ADR *	276,300

See accompanying notes to financial statements

EAS Crow Point Alternatives Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014
Shares		Value
	OIL & GAS - 5.0%
9,900	Cenovus Energy, Inc.	$ 294,723
5,000	Diamond Offshore Drilling, Inc.	273,050
19,600	Lundin Petroleum AB *	417,757
18,500	Rex Energy Corp. *	389,610
10,700	Royal Dutch Shell PLC	424,056
		1,799,196
	PHARMACEUTICALS - 1.0%
8,600	Hisamitsu Pharmaceutical Co., Inc.	360,227

	REAL ESTATE - 0.7%
427,000	China Overseas Grand Oceans Group Ltd.	253,350

	RETAIL - 3.9%
54,150	Amplifon SpA	352,897
800	Fast Retailing Co. Ltd.	248,738
24,200	Massmart Holdings Ltd.	319,978
3,200	PriceSmart, Inc.	307,328
12,900	Tile Shop Holdings, Inc. *	181,825
		1,410,766
	TELECOMMUNICATIONS - 2.3%
9,400	MegaFon OAO	242,990
31,500	Telekom Austria AG	312,297
139,000	ZTE Corp. *	283,633
		838,920
	TRANSPORTATION - 1.1%
5,033	JB Hunt Transport Services, Inc.	383,011

	SECURITIES SOLD SHORT (Proceeds - $14,136,517)	14,623,216

	TOTAL MUTUAL FUNDS AND SECURITIES SOLD SHORT (Proceeds - $14,660,095)	15,147,240

*	Non-income producing security.
**	Money market fund; interest rate reflects seven-day effective yield on April 30, 2014.
+	All or a portion of the security is held as collateral for covered shorts. Total value of pledged securities at April 30, 2014 is $13,585,204.
^	Amount of shares is less than 1.
#	Affiliated Company.
>	The value of this security has been determined in good faith under the policies of the Board of Trustees. The value of such securities is $2,788,391 or 7.80% of net assets.
@	Security restricted as to resale.
ADR	- American Depositary Receipt
ETF	- Exchange Traded Fund
LLC	- Limited Liability Company
PLC	- Public Limited Company

(a)	Represents cost for financial reporting purposes. The cost for federal income tax purposes (including securities and mutual funds sold short) is $23,265,955 and differs from market value by net unrealized appreciation
(depreciation) of securities as follows:
		Unrealized appreciation:	$ 2,094,249
		Unrealized depreciation:	(1,330,329)
		Net unrealized appreciation:	$ 763,920

See accompanying notes to financial statements

EAS Crow Point Alternatives Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2014

ASSETS
Investment securities:
At cost	$ 37,869,872
At value	$ 39,182,065
Cash at broker	11,779,069
Foreign Cash	975,747
Cash segregated as collateral for securities sold short	1,562,036
Receivable for Fund shares sold	60,623
Dividends and interest receivable	58,098
Prepaid expenses and other assets	64,392
TOTAL ASSETS	53,682,030

LIABILITIES
Securities sold short (proceeds $14,660,095)	15,147,240
Fund shares repurchased	5,051
Payable for securities purchased	2,612,300
Investment advisory fees payable	21,793
Distribution (12b-1) fees payable	4,159
Fees payable to other affiliates	15,455
Call options written, at value (proceeds $9,483)	4,950
Accrued expenses and other liabilities	16,918
TOTAL LIABILITIES	17,827,866
NET ASSETS	$ 35,854,164

Net Assets Consist Of:
Paid in capital	$ 38,634,948
Undistributed net investment income	(275,135)
Accumulated net realized loss from security transactions	(3,338,698)
Net unrealized appreciation on:
Investments and options written	1,320,194
Securities sold short	(487,145)
NET ASSETS	$ 35,854,164

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 11,508,410
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,300,323
Net asset value and redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$ 8.85
Maximum Offering price per share
(Net asset value plus maximum sales charge of 5.50%)	$ 9.37

Class C Shares:
Net Assets	$ 2,282,257
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	262,517
Net asset value, offering price and redemption price per share
(Net assets/Shares of Beneficial Interest) (a)	$ 8.69

Class I Shares:
Net Assets	$ 22,063,497
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,477,937
Net asset value, offering price and redemption price per share
(Net assets/Shares of Beneficial Interest) (a)	$ 8.90

(a) Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements

EAS Crow Point Alternatives Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2014

INVESTMENT INCOME
Dividends (net of $14,470 foreign taxes)	$ 802,258
Interest	27,585
TOTAL INVESTMENT INCOME	829,843

EXPENSES
Investment advisory fees	321,962
Distribution (12b-1) fees:
Class A	25,556
Class C	14,345
Administrative services fees	48,744
Transfer agent fees	47,024
Registration fees	45,001
Dividends on securities sold short	40,813
Professional fees	35,271
Accounting services fees	30,242
Custodian fees	24,001
Interest Expense	20,694
Compliance officer fees	13,188
Printing and postage expenses	11,939
Non 12b-1 shareholder servicing expense	9,322
Trustees' fees and expenses	8,001
Overdraft expense	1,112
Insurance expense	500
Other expenses	4,000
TOTAL EXPENSES	701,715

Fees waived by Advisor	(51,265)
NET EXPENSES	650,450

NET INVESTMENT INCOME	179,393

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	1,216,574
Foreign currency transactions	(217,556)
Options Purchased	(280,112)
Options Written	(12,748)
Securities Sold Short	(529,871)
Underlying investment companies	169,633
Net change in unrealized appreciation (depreciation) on:
Investments	86,839
Foreign currency translations	437,190
Options Purchased	(11,796)
Options Written	4,533
Securities Sold Short	(487,145)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	375,541

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 554,934

See accompanying notes to financial statements

EAS Crow Point Alternatives Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	April 30, 2014	April 30, 2013
FROM OPERATIONS
Net investment income	$ 179,393	$ 324,572
Net realized gain from investments, foreign currency transactions, options and securities sold short	176,287	539,962
Distribution of realized gains from underlying investment companies	169,633	138,585
Net change in unrealized appreciation on investments, foreign currency translations, options
and securities sold short	29,621	127,911
Net increase in net assets resulting from operations	554,934	1,131,030

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(62,636)	(237,639)
Class C	(6,956)	(11,228)
Class I	(164,024)	(476,224)
Net decrease in net assets from distributions to shareholders	(233,616)	(725,091)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	8,724,125	3,270,600
Class C	1,902,329	6,600
Class I	12,529,598	9,742,611
Net asset value of shares issued in
reinvestment of distributions to shareholders:
Class A	42,258	173,354
Class C	5,312	9,306
Class I	157,904	443,935
Redemption fee proceeds:
Class A	3,029	554
Class C	326	51
Class I	6,196	1,110
Payments for shares redeemed:
Class A	(5,036,328)	(2,799,916)
Class C	(216,851)	(719,397)
Class I	(6,800,230)	(8,010,932)
Net increase in net assets from shares of beneficial interest	11,317,668	2,117,876

TOTAL INCREASE IN NET ASSETS	11,638,986	2,523,815

NET ASSETS
Beginning of Year	24,215,178	21,691,363
End of Year *	$ 35,854,164	$ 24,215,178
* Includes accumulated undistributed net investment income of:	$ (275,135)	$ 243,705

See accompanying notes to financial statements

EAS Crow Point Alternatives Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
SHARE ACTIVITY	April 30, 2014	April 30, 2013
Class A:
Shares Sold	992,450	381,339
Shares Reinvested	4,846	20,836
Shares Redeemed	(573,938)	(332,471)
Net increase in shares of beneficial interest outstanding	423,358	69,704
Class C:
Shares Sold	220,375	800
Shares Reinvested	618	1,131
Shares Redeemed	(24,921)	(87,971)
Net increase/(decrease) in shares of beneficial interest outstanding	196,072	(86,040)
Class I:
Shares Sold	1,434,192	1,129,815
Shares Reinvested	18,005	53,166
Shares Redeemed	(774,688)	(934,541)
Net increase in shares of beneficial interest outstanding	677,509	248,440

See accompanying notes to financial statements

EAS Crow Point Alternatives Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

				Class A

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	April 30,		April 30,	April 30,	April 30,	April 30,
	2014		2013	2012	2011	2010

Net asset value, beginning of year	$ 8.80		$ 8.60	$ 10.40	$ 9.77	$ 8.73

Activity from investment operations:
Net investment income (loss) (1)	0.04		0.13	0.19	(0.05)	(0.07)
Net realized and unrealized gain (loss)
on investments	0.06		0.39	(0.98)	0.82	1.11
Total from investment operations	0.10		0.52	(0.79)	0.77	1.04

Paid-in-capital from redemption fees (2)	0.00		0.00	0.00	0.00	0.00

Less distributions from:
Net investment income	(0.05)		(0.32)	-	-	-
Net realized gains	-		-	(1.01)	(0.14)	-
Total distributions	(0.05)		(0.32)	(1.01)	(0.14)	-

Net asset value, end of year	$ 8.85		$ 8.80	$ 8.60	$ 10.40	$ 9.77

Total return (3)	1.18%		6.21%	(7.14)%	7.93%	11.91%

Net assets, end of year or period (000s)	$ 11,508		$ 7,717	$ 6,943	$ 28,242	$ 36,118

Ratio of gross expenses to average
net assets (4)	2.31%	(6)	2.54%	1.77%	1.64%	1.63%

Ratio of net expenses to average
net assets (4)	2.14%	(8)	1.95%	1.77%	1.64%	1.72%	(5)

Ratio of net investment income (loss) to
average net assets (7)	0.42%		2.25%	2.03%	(0.51)%	(0.74)%

Portfolio Turnover Rate	219%		245%	384%	147%	144%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Represents less than $0.01 per share.
(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of underlying investment companies in which the Fund invests.
(5)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(6)

Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been 2.11% for the year ended April 30, 2014.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)

Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 1.95% for the year ended April 30, 2014.

See accompanying notes to financial statements

EAS Crow Point Alternatives Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

				Class C

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	April 30,		April 30,	April 30,	April 30,	April 30,
	2014		2013	2012	2011	2010

Net asset value, beginning of year	$ 8.69		$ 8.38	$ 10.24	$ 9.69	$ 8.72

Activity from investment operations:
Net investment income (loss) (1)	(0.03)		0.06	0.15	(0.12)	(0.14)
Net realized and unrealized gain (loss)
on investments	0.06		0.39	(1.00)	0.81	1.11
Total from investment operations	0.03		0.45	(0.85)	0.69	0.97

Paid-in-capital from redemption fees (2)	0.00		0.00	0.00	0.00	0.00

Less distributions from:
Net investment income	(0.03)		(0.14)	-	-	-
Net realized gains	-		-	(1.01)	(0.14)	-
Total distributions	(0.03)		(0.14)	(1.01)	(0.14)	-

Net asset value, end of year	$ 8.69		$ 8.69	$ 8.38	$ 10.24	$ 9.69

Total return (3)	0.36%		5.44%	(7.86%)	7.17%	11.12%

Net assets, end of year or period (000s)	$ 2,282		$ 577	$ 1,278	$ 2,284	$ 1,717

Ratio of gross expenses to average
net assets (4)	3.06%	(6)	3.29%	2.57%	2.39%	2.38%

Ratio of net expenses to average
net assets (4)	2.89%	(8)	2.70%	2.57%	2.39%	2.44%	(5)

Ratio of net investment income (loss) to
average net assets (7)	(0.33)%		1.46%	1.69%	(1.23)%	(1.46)%

Portfolio Turnover Rate	219%		245%	384%	147%	144%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Represents less than $0.01 per share.
(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of underlying investment companies in which the Fund invests.
(5)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(6)

Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been 2.86% for the year ended April 30, 2014.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)

Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 2.70% for the year ended April 30, 2014.

See accompanying notes to financial statements

EAS Crow Point Alternatives Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

				Class I

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	April 30,		April 30,	April 30,	April 30,	April 30,
	2014		2013	2012	2011	2010

Net asset value, beginning of year	$ 8.84		$ 8.68	$ 10.46	$ 9.80	$ 8.74

Activity from investment operations:
Net investment income (loss) (1)	0.06		0.15	0.34	(0.03)	(0.05)
Net realized and unrealized gain (loss)
on investments	0.07		0.39	(1.11)	0.83	1.11
Total from investment operations	0.13		0.54	(0.77)	0.80	1.06

Paid-in-capital from redemption fees (2)	0.00		0.00	0.00	0.00	0.00

Less distributions from:
Net investment income	(0.07)		(0.38)	-	-	-
Net realized gains	-		-	(1.01)	(0.14)	-
Total distributions	(0.07)		(0.38)	(1.01)	(0.14)	-

Net asset value, end of year	$ 8.90		$ 8.84	$ 8.68	$ 10.46	$ 9.80

Total return (3)	1.43%		6.42%	(6.90)%	8.21%	12.13%

Net assets, end of year or period (000s)	$ 22,063		$ 15,921	$ 13,471	$ 79,045	$ 73,076

Ratio of gross expenses to average
net assets (4)	2.06%	(6)	2.30%	1.49%	1.39%	1.38%

Ratio of net expenses to average
net assets (4)	1.89%	(8)	1.70%	1.49%	1.39%	1.47%	(5)

Ratio of net investment income (loss) to
average net assets (7)	0.67%		2.51%	3.57%	(0.26)%	(0.50)%

Portfolio Turnover Rate	219%		245%	384%	147%	144%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Represents less than $0.01 per share.
(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of underlying investment companies in which the Fund invests.
(5)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(6)

Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of gross expenses to average net assets would have been 1.86% for the year ended April 30, 2014.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)

Includes dividends from securities sold short and interest expense. Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 1.70% for the year ended April 30, 2014.

See accompanying notes to financial statements

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS

April 30, 2014

1.

ORGANIZATION

The EAS Crow Point Alternatives Fund, formerly the EAS Genesis Fund, (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund commenced operations on August 14, 2008.  The Fund’s investment objective is preservation and growth of capital.

The Fund currently offers three classes of shares: Class A, Class C and Class I shares.  Class C and I shares are offered at net asset value.  Class A shares are offered at net asset value plus a maximum sales charge of 5.50%.  There are no sales charges on reinvested distributions. If you invest in more than one class of a Fund, you should notify the Fund of your combined Class A purchase amount in order to determine whether you qualify for a reduced sales charge.  You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of "Right of Accumulation" and "Letter of Intent" in the Fund’s prospectus.

You may be able to buy Class A Shares without a sales charge (i.e. “load-waived”) when you are:

•

reinvesting dividends or distributions;

•

participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•

exchanging an investment in Class A Shares of another fund for an investment in a Fund;

•

a current or former director or trustee of the Trust;

•

an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of the Fund’s Advisor (defined below) or its affiliates or of a broker-dealer authorized to sell shares of such funds; or

•

purchasing shares through the Fund’s Advisor; or

•

purchasing shares through a financial services firm (such as a broker-dealer, investment Advisor or financial institution) that has a special arrangement with a Fund.

Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Fund’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

1.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.   Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of April 30, 2014 for the Fund’s assets measured at fair value:

EAS Crow Point Alternatives Fund
Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 21,810,392	$ -	$ -	$ 21,810,392
Mutual Funds	2,695,825	1,762,250	-	4,458,075
Bonds & Notes	-	3,732,323	2,788,391	6,520,714
Schedule of Call Options Purchased	9,300	-	-	9,300
Schedule of Put Options Purchased	13,687	-	-	13,687
Money Market Fund	6,369,897	-	-	6,369,897
Total	$ 30,899,101	$ 5,494,573	$ 2,788,391	$ 39,182,065
Liabilities *	Level 1	Level 2	Level 3	Total
Schedule of Call Options Written	$ 3,000	$ -	$ -	$ 3,000
Schedule of Put Options Written	1,950	-	-	1,950
Mutual Fund Sold Short	524,024	-	-	524,024
Securities Sold Short	14,623,216	-	-	14,623,216
	$ 15,152,190	$ -	$ -	$ 15,152,190

There were no transfers into or out of Level 1 and 2 during the current period presented.  It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classification.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

EAS Crow Point
Alternatives Fund
Beginning Balance April 30, 2013	$ -
Total realized gain (loss)	-
Depreciation	(1,184)
Cost of Purchases	2,789,575
Proceeds from Sales	-
Accrued Interest	-
Net transfers in/(out) of Level 3	-
Ending Balance April 30, 2014	$ 2,788,391

The significant unobservable inputs used in the fair value measurement of the reporting entity’s Level 3 security are (1) the review of observed traded levels (2) the review of a broker quote if available (3) matrix pricing mechanism (by observation of peer assets or similar assets).  The five drivers of matrix pricing include:

1.

Credit rating of the Collateralized Loan Obligation (“CLO”) - which is the primary driver of the CLO price. This is the clearest indication of the bond’s position within the capital structure of the securitization.  S&P: AAA, AA+, AA, AA-, A+, A, A-, BBB+, BBB, BBB-, BB+, BB, BB-, B+, B, B-, Equity (unrated). Moody’s: Aaa, Aa1, Aa2, Aa3, A1, A2, A3, Baa1, Baa2, Baa3, Ba1, Ba2, Ba3, B1, B2, B3, Equity (unrated). Prices of similarly rated bonds are expected to be similar at the same maturity range.

2.

Maturity profile/vintage of the asset. A shorter maturity is associated with lower risk and higher fair value price. A longer bond is associated with higher risk and lower fair value price. Typical range is 0 to 8 years.

3.

Manager quality (Big players in the space with track records i.e. Credit Suisse and Alcentra (BNY CLO) – command higher price.)

4.

CLO Deal - whether it is a 1.0 Deal (pre-financial crisis) or 2.0 Deal (post-financial crisis).  1.0 deals are priced higher since the trade collateral cannot be tampered with in deals that are out of the “Reinvestment Period”.

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

5.

Deal by deal collateral performance. Change in subordination (change in the level of structural protection). Change in underlying collateral prices.  Typical range is $97-$103; more it deviates up from $100, better collateral performance: more it deviates down from $100, lower collateral performance.

Significant changes in any of these inputs could result in a significantly lower or higher fair value measurement.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  The accounting records are maintained in U.S. dollars.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Options Transactions - Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation.  Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation.  Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.

When the Fund writes a put or call option, an amount equal to the premium received is included in the consolidated statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. Certain cash and securities are held as collateral.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Fund’s 2014 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

3.  INVESTMENT TRANSACTIONS

For the year ended April 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $62,784,534 and $52,766,314, respectively.

4.

DERIVATIVE TRANSACTIONS

Transactions in option contracts written during the year ended April 30, 2014 were as follows:

	Contracts	Premium
Outstanding at Beginning of Year	-	$ -
Options written	641	29,910
Options closed	(455)	(12,700)
Options exercised	-	-
Options expired	(105)	(7,727)
Outstanding at End of Year	81	$ 9,483

For the year ended April 30, 2014, the amount of net unrealized appreciation and net realized loss on written options subject to equity price risk amounted to $4,533 and $12,748 respectively.  The fair value of these equity derivatives is ($4,950). The figures for written options can be found in the Statement of Operations under the line items net change in unrealized appreciation (depreciation) on options written and net realized gain (loss) from options written. For the year ended April 30, 2014, the amount of net unrealized depreciation and net realized loss on purchased options subject to equity price risk amounted to $11,796 and $217,556 respectively. The fair value of these equity derivatives is $22,987. The figures for purchased options can be found in the Statement of Operations under the line items net change in unrealized appreciation (depreciation) on options purchased and net realized gain (loss) from options purchased.

The figures above serve as an indicator of the volume of derivative activity for the Fund for the year ended April 30, 2014.

Offsetting of Financial Assets and Derivative Assets

During the year ended April 30, 2014, the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at April 30, 2014.

Liabilities:					Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/Received		Net Amount
Written Options	$ 4,950	(1)	$ -	$ 4,950	$ -	$ 4,950	(2)	$ -
Total	$ 4,950		$ -	$ 4,950	$ -	$ 4,950		$ -

(1) Written options at value as presented in the Portfolio of Investments.

(2) The amount is limited to the derivative liability balanced and, accordingly, does not include excess collateral pledged.

5.

INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Crow Point Partners, LLC (the “Advisor”), serves as the investment advisor to the Fund.  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.  For the year ended April 30, 2014, the Fund incurred $321,962 of advisory fees payable to the Advisor.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until August 31, 2014, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any brokerage fees and commissions, acquired fund fees and expenses, borrowing costs(such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 1.95%, 2.70% and 1.70% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively.  During the year ended April 30, 2014, the Advisor waived fees and reimbursed expenses of $51,265.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than 1.95%, 2.70% and 1.70% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.95%, 2.70% and 1.70% of average daily net assets for Class A, Class C and Class I shares, respectively. If Fund Operating Expenses attributable to Class A, Class C and Class I shares subsequently exceed 1.95%, 2.70% and 1.70% per annum of the Fund's average daily net assets, respectively, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of April 30, 2014, the total amount of expenses reimbursed subject to recapture was $167,438, of which $116,173 will expire on April 30, 2016 and $51,265 will expire on April 30, 2017.

Distributor- The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plan, the fund may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% per year of the average daily net assets of Class C shares for such distribution and shareholder service activities. During the year ended April 30, 2014, pursuant to the Plan, Class A shares paid $25,556 and Class C shares paid $14,345.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  During the year ended April 30, 2014, the Distributor received $105,327 in underwriting commissions for sales of Class A shares, of which $11,707 was retained by the principal underwriter or other affiliated broker-dealers.

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) -  Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

6.

REDEMPTION FEE

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund from which the redemption is made.  For the year ended April 30, 2014, the Fund assessed $3,029, $326, and $6,196 for Class A, Class C, and Class I shares, respectively.

EAS Crow Point Alternatives Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

7.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended April 30, 2014 and April 30, 2013 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2014	April 30, 2013
Ordinary Income	$ 233,616	$ 725,901

As of April 30, 2014, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Other	Post October	Unrealized	Total
Ordinary	Long-Term	Loss	Book/Tax	& Late Year	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Dfferences	Losses	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (3,278,321)	$ (4,164)	$ (265,687)	$ 767,387	$ (2,780,785)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, mark-to-market on 1256 contracts and passive foreign investment companies, and adjustments for partnerships and real estate investment trust.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $265,687.

At April 30, 2014, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$ 3,278,321	$ -	$ 3,278,321

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), the reclass of net operating losses and ordinary income distributions, and adjustments for real estate investment trusts, partnerships and the capitalization of in lieu dividend payments, resulted in reclassifications for the  Fund for the year ended April 30, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gain (Loss)
$ (28,318)	$ (464,617)	$ 492,935

8.

SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

EAS Crow Point Alternatives Fund

We have audited the accompanying statements of assets and liabilities of EAS Crow Point Alternatives Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments, as of April 30, 2014, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EAS Crow Point Alternatives Fund as of April 30, 2014, the results of its operations for the year then ended, the statement of changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 27, 2014

EAS Crow Point Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	106	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	106	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	106

AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010).	106	AdvisorOne Funds (16 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	133	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	133

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

Interested Trustees and Officers
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	106	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

  ^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-327-0757.
4/30/14 – NLFT_v4

EAS Crow Point Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

April 30, 2014

EAS Crow Point Alternative Fund (Advisor – Crow Point Partners, LLC) *

In connection with the February 6 and 7, 2013 regular meeting of the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), the Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the approval of an interim and definitive investment advisory agreement (collectively, the “Advisory Agreements”) between Crow Point  Partners, LLC (”Crow Point”) and the Trust, on behalf of EAS Crow Point Alternative Fund (the “Fund”). In considering the approval of the Advisory Agreements, the Trustees received materials specifically relating to the Advisory Agreements.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor.  The Trustees’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreements.

Nature, Extent and Quality of Service.  The Trustees discussed the nature and quality of the services to be provided by Crow Point as adviser to the Fund.  In particular, they noted that Crow Point will provide investment research and analysis, portfolio management, trading assistance, compliance support, and will dedicate several experienced professionals to the marketing and promotion of the Fund through its established distribution channels.  The Trustees considered favorably the fact that in monitoring the performance of the Fund’s underlying investments, Crow Point will employ a due diligence process consisting of various triggers that suggest Crow Point’s commitment to a strong sell side discipline.  They noted Crow Point was established in 2006, currently has approximately $1.1 billion in assets under management and, based on a review of Crow Point’s financial information, Crow Point has the resources necessary to support its operations.  They considered the strength, and collective 50 years of investment experience, Crow Point’s core investment team would bring to the Fund and its shareholders.  They further noted that Crow Point employs a “win by not losing” philosophy, which demonstrates a commitment to risk management.  The Trustees considered Crow Point’s significant experience in the mutual fund asset management industry as adviser or sub-adviser to other existing mutual funds.  The Trustees concluded that the Fund and its shareholders will benefit from the synergies, expertise, resources and opportunities that Crow Point can bring to the table.

Performance.  The Trustees considered Crow Point’s commitment to “re-engineering” the Fund by focusing on streamlining the investment process, trying to find the best possible products at the lowest possible prices.  The Trustees reviewed performance of other funds managed by Crow Point, noting that Crow Point has an established history of reducing downsides, and participating in upside rallies.  The Trustees noted that a utility and telecommunications fund managed by Crow Point since December 31, 2002 outperformed the S&P 500 Utilities Index over the last 1, 5 and 10 year periods, and since Crow Point began managing the fund.  They further noted that in the last year, the utility and telecommunications fund returned 8.93% vs. 1.29% for the S&P 500 Utilities Index.  The Trustees concluded that while past performance is no guarantee of future success, Crow Point has demonstrated through its previous performance managing other mutual funds that it has a reasonable chance of success and the Trustees expect that it has the potential to be successful with the future performance of the Fund.

Fees and Expenses.  The Trustees compared the proposed investment management fee to be charged to the Fund with the average fee charged by funds in its peer group and the Morningstar category average.  They noted that the proposed investment management fee of 1.00% was slightly above the peer group average of 0.92% but below the Morningstar average of 1.13%.  The Trustees noted that the 1.00% proposed investment management fee is the same fee the Fund currently pays under the existing advisory agreement with Emerald Asset Management.  They considered Crow Point’s representation that managing a true multi-strategy alternatives portfolio demands an extensive level of research, analysis and diligence given the intricacies of the strategies involved, and that Crow Point is bringing those tools and expertise to the Fund.  They further noted that Crow Point offers a unique value-add by including a proprietary quantitative model in its process that allows the Fund to operate more tactically, and that there is a considerable cost Crow Point must incur to sustain the human capital and resources necessary to employ high-caliber investment professionals and provide quality research.  They also noted that the Fund has an expense cap in place with its current adviser, and Crow Point intends for the expense cap to be continued under the Advisory Agreements.  Overall they found the fees and expenses to be reasonable.

EAS Crow Point Alternatives Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

April 30, 2014

Economies of Scale.  The Trustees noted that due to the current level of assets in the Fund, Crow Point was not willing to negotiate breakpoints at this time.  They considered, however, that a representative of Crow Point had indicated its willingness to negotiate breakpoints when the Fund reaches $100 million in assets, and Crow Point had agreed to consider breakpoints if the Fund achieves significant growth, and had agreed to continue an expense limitation agreement, noting that Crow Point is mindful of fees in the other funds it manages.  They further noted that Crow Point has voluntarily agreed to expend its own resources to further the promotion of the Fund, and considered that shareholders could benefit sooner from economies of scale if Crow Point is successful in raising the assets of the Fund.  After discussion, it was the consensus of the Trustees that based on the current size of the Fund, and in consideration of the expense limitation agreement and Crow Point’s willingness to discuss breakpoints at a later time, economies of scale would be revisited when the definitive Advisory Agreement is considered for renewal.

Profitability.  The Trustees considered the anticipated profits to be realized by Crow Point in connection with the operation of the Fund and whether the estimated amount of profit is a fair entrepreneurial profit with respect to the services to be provided to the Fund.  The Trustees noted that Crow Point anticipates earning a modest gross profit during the first year.  The Trustees concluded that the anticipated level of profit was not excessive.

Conclusion.  Having requested and received such information from Crow Point as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee and advisory fee structure are reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

EAS Crow Point Alternatives Fund

EXPENSE EXAMPLES

April 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the EAS Crow Point Alternatives Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from November 1, 2013 through April 30, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period*	Ending Account Value 4/30/14	Expenses Paid During Period*
EAS Crow Point Alternatives Fund Class A	2.07%	$1,000.00	$1,008.30	$ 10.31	$1,014.53	$ 10.34
EAS Crow Point Alternatives Fund Class C	2.83%	$1,000.00	$1,004.80	$ 14.07	$1,010.76	$ 14.11
EAS Crow Point Alternatives Fund Class I	1.82%	$1,000.00	$1,009.80	$ 9.07	$1,015.77	$ 9.10

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

                                                                                                                                                                          Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-EAS-0757 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-EAS-0757.

INVESTMENT ADVISOR

Crow Point Partners, LLC

10 New Driftway # 203

Scituate, MA 02066

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Dr., Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $16,800

2013 - $16,500

2012 - $30,700

(b)

Audit-Related Fees

2014 - None

2013 - None

2012 - None

(c)

Tax Fees

2014 - $3,100

2013 - $3,100

2012 - $6,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

2013 - None

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2013

2014

Audit-Related Fees:

0.00%

0.00%

0.00%

Tax Fees:

0.00%

0.00%

0.00%

All Other Fees:

0.00%

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $3,100

2013 - $3,100

2012 - $6,200

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/10/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/10/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

7/10/14